                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           Moore Medical Corporation
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                           Moore Medical Corporation
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

               [LOGO HEADER OF MOORE MEDICAL CORP. APPEARS HERE]

            389 JOHN DOWNEY DRIVE . NEW BRITAIN, CONNECTICUT 06050



                 NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS



Dear Shareholder,

  The Annual Meeting of the Shareholders of Moore Medical Corp. will be held at the Renaissance New York Hotel, 714 Seventh Avenue, New York, New York on Wednesday, May 15, 1996 at 11:00 am to:

    (1) elect a Board of six directors; and

    (2) act on such other matters as may properly come before the meeting.

  The Board of Directors has fixed the close of business on March 27, 1996 as the record date for determining shareholders entitled to notice of and vote at the meeting.

                                                 Joseph Greenberger,
                                                 Secretary

April 5, 1996



- --------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
      Whether or not you plan to attend the meeting, please sign, date and mail the accompanying proxy card.
- --------------------------------------------------------------------------------

               [LOGO HEADER OF MOORE MEDICAL CORP. APPEARS HERE]

                      -----------------------------------
                              PROXY STATEMENT FOR
                      1996 ANNUAL MEETING OF SHAREHOLDERS
                      -----------------------------------

General Information

     Proxies in the form enclosed are being solicited by the board of directors of Moore Medical Corp. (the "Company") for use at the 1996 Annual Meeting of Shareholders to be held at 11:00 a.m. on Wednesday, May 15, 1996 at the Renaissance New York Hotel, 714 Seventh Avenue, New York, NY or any adjournments thereof (the "Meeting"). Properly executed proxies received prior to or at the Meeting will be voted. If a shareholder specifies how the proxy is to be voted, it will be so voted. If no specification is made, it will be voted FOR the election of the six directors nominated by management. The Company is not aware of any other matter intended to be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote on them in their discretion. There are currently no other matters scheduled to come before the Meeting.

Shares Entitled to Vote

     Holders of record of the Company's Common Stock at the close of business on March 27, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 2,900,761 shares of Common Stock outstanding, each entitled to one vote. This Proxy Statement is being released on or about April 5, 1996 to all holders of Common Stock on the Record Date.
The stock ledger of the Company (arranged alphabetically, showing the address of each shareholder entitled to vote at the meeting and the number of shares registered in the shareholder's name) will be available for inspection at the offices of Greenberger & Forman, 1370 Avenue of the Americas, New York, New York 10019, by any shareholder for any purpose germane to the Meeting during ordinary business hours from May 3, 1996 until the Meeting date.

Proxies and Revocation of Proxies

     Execution and delivery of a proxy will not affect a shareholder's right to attend the Meeting and vote in person. A shareholder in whose name shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Meeting, however, will not in and of itself revoke a proxy.

     A shareholder who is a beneficial owner, but not a registered owner, as of the Record Date, cannot vote his or her shares except by the shareholder's broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on his or her behalf or the shareholder attending the Meeting with a proxy or other authorization to vote from the registered owner and voting.

Cost of Proxy Solicitation

     Brokers, banks and other nominees will be reimbursed by the Company for their out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's Common Stock. D.F. King & Co., Inc. will assist the Company in soliciting proxies, for which it will be paid a fee of $4,000. Solicitations of proxies may, in certain instances, also be made personally or by telephone by directors, officers and a few employees of the Company.

                       PRINCIPAL HOLDERS OF COMMON STOCK

     The following are believed by the Company to be holders of more than 5% of its outstanding Common Stock and by all Directors and Executive Officers as a group, as of March 1, 1996:


                                                              Number of            Percent of
Name and Address:                                              Shares              Outstanding
- -----------------                                             ---------            -----------
Wilmer J. Thomas, Jr. .........................................246,243                8.5%
272 Undermountain Road
Salisbury, CT 06068

Sun Trust Banks, Inc. as Parent Holding........................145,000                5.0%
Company for: Sun Trust Banks of Florida, Inc.
25 Park Place, N.E.
Atlanta, Georgia 30303

All Directors and Executive....................................388,294 (1)           13.4% (1)
Officers as a Group
(9 in number)



(1) Includes 44,000 shares underlying stock options granted to executive officers that are exercisable within 60 days. For information regarding beneficial ownership of the Company's Common Stock by each of its directors and executive officers, see "Certain Information Regarding Management's Nominees" and "Executive Officers".

                             ELECTION OF DIRECTORS

     There are six directors proposed to be elected at the 1996 Annual Meeting of Shareholders to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Those six nominees receiving a plurality of votes, assuming that a quorum is present, will be elected.

Nominating Procedures

     The Company's by-laws provide that any shareholder entitled to vote for the election of directors may nominate persons for election as directors only if such shareholder has given written notice of such shareholder's intent to make such nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than 60 days before the date of an annual meeting and not less than seven days after the date on which notice of a special meeting is first given to shareholders. Each such notice shall set forth:


        (a) The name and address of the shareholder who intends to make the nominations and of the person or persons to be nominated;

        (b) A representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

        (c) A description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the shareholder;

        (d) Such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

        (e) The consent of each nominee to serve as a director of the Company if so elected.

     The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The Company has not received notice of nominations other than those proposed by management.

Certain Information Regarding Management's Nominees

     The following table gives information as of March 1, 1996 concerning management's nominees. All of management's nominees are now members of the Board of Directors whose current term of office expires at the election of their successors at the Meeting. Management has no reason to believe that any nominee will be unable to serve. If any nominee should not be available, the persons named in the proxies will vote for a substitute nominee designated by the Nominating Committee of the Board of Directors.


                         Principal
                         Occupation
                         and Business                    Director         Number       Percent of
Name              Age    Experience                       since         of Shares      Outstanding
- ----              ---    ------------                    --------       ---------      -----------
Mark E. Karp       49    President (Chief                  1989          89,781(1)         3.1%
                         Executive Officer)
                         since January 1,
                         1991.  Member of
                         Executive Committee,
                         since February
                         1989.  President
                         (Chief Operating Officer)
                         from February 1989 to
                         January 1991.

Steven Kotler      49    President and Chief Executive     1977           15,320(2)         .5%
                         Officer of Schroder Wertheim
                         & Co. Incorporated (investment
                         bankers).  Chairman of
                         Executive Committee
                         and member of Audit,
                         Nominating and Stock Option
                         Committees. Director of Del
                         Laboratories, Inc. (cosmetics
                         and drugs); Oak Hill
                         Sportswear Corporation
                         (formerly a sportswear
                         manufacturer). A member
                         of the Board of Governors
                         of the American Stock
                         Exchange.

Robert H. Steele    57   Senior Vice President of          1981           3,500             .1%
                         John Ryan Company
                         (financial marketing)
                         since 1992.  President of
                         RHS Consulting, Inc.
                         (business consulting)
                         from January 1991-
                         1992.  Chairman and
                         CEO of Dollar Dry
                         Dock Bank from
                         January 1985 to December
                         1990.  Director of NLC
                         Companies (insurance), and
                         Scan Optics, Inc. (data
                         entry equipment).



                             Occupation
                             and Business                    Director         Number       Percent of
Name                  Age    Experience                       since         of Shares      Outstanding
- ----                  ---    ------------                    --------       ---------      -----------
Peter C. Sutro         65    Retired. From 1987 to             1979           2,000            .1%
                             1991, President of M.P.I.
                             Satellite (Italia) S.p.A.
                             (marketing and importing
                             of satellite television
                             reception equipment to
                             Europe).

Wilmer J. Thomas, Jr.  69    Private investor and              1979          246,243          8.5%
                             financial consultant.
                             Member of Executive,
                             Audit, Nominating and
                             Stock Option Committees.
                             Director, Vice Chairmen
                             and Treasurer of Inter-
                             national Controls Corp.
                             since 1989 and prior
                             thereto director of Checker
                             Motors Corp. (automotive
                             parts and trailers).
                             Director of Oak Hill
                             Sportswear Corporation.

Daniel K. Wassong      64    Chairman, President and           1994           1,000            --
                             Chief Executive Officer of
                             Del Laboratories, Inc.
                             (cosmetics and drugs)
                             since 1992; and
                             President and Chief Executive
                             Officer thereof from
                             1968-1992.  Director
                             of Southern Union Company
                             (gas utility).

(1) Includes 2,500 shares owned by Mr. Karp that are subject to forfeiture and 30,000 shares underlying options that are exercisable within sixty days. (See "Employment Agreement and Change of Control Arrangement.")
(2) Excludes 300 shares owned by Mr. Kotler's wife, in which he disclaims a beneficial interest.

Meetings of Board and Committees

     The Board of Directors held four meetings during 1995. No director attended less than 75% of those meetings. The Board has an Executive Committee, an Audit Committee, a Nominating Committee and a Stock Option Committee. The Executive Committee has all the authority which, under the Delaware General Corporation Law, may be delegated to such a Committee; it has also been delegated the functions of a Compensation Committee. The Executive Committee held three formal meetings and several informal meetings during 1995. The Audit Committee recommends the firm of independent public accountants to be engaged as the Company's auditors and participates in such accounting reviews as it deems appropriate. It held one meeting during 1995. The Stock Option Committee is authorized to award stock options. It held no meetings during 1995. The Nominating Committee recommends to the Board management's nominees for election as directors and for officers. The Nominating Committee held two meetings during 1995.

Fees Paid to Directors

     A director who is not also a salaried officer is paid a fee of $8,000 per annum plus $1,000 for each Board meeting attended. A member of the Executive Committee who is not a salaried officer is paid an additional $1,000 per annum for services in such capacity. A member of the Audit Committee who is not a salaried officer is paid another $2,000 per annum for services in such capacity. In addition, in 1995, Mr. Kotler received $50,000 as Chairman of the Executive Committee, and Mr. Thomas received $50,000 under a consulting arrangement with the Company pursuant to which Mr. Thomas consults with the Company's senior officers with respect to financial and transactional matters.

Executive Officers

     The Company has three executive officers other than the Chief Executive Officer. Their ages, business experience over the last five years and the number of shares of the Company's Common Stock beneficially owned by each of them as of March 1, 1996, are set forth below:



                             Business                         Number        Percent of
Name                  Age    Experience                      of Shares      Outstanding
- ----                  ---    ------------                    ---------      -----------
John E. Dillaway       40    Senior Vice President -           7,950(1)          .3%
                             Sales and Marketing since
                             1994; Vice President -
                             Sales and Marketing
                             from 1990-1994.

Kenneth S. Kollmeyer   46    Senior Vice President -           8,000(2)          .3%
                             Operations since 1992;
                             Vice President - Distribution,
                             1989-1992.

John A. Murray         52    Vice President and               14,500(1)          .5%
                             Chief Financial Officer of
                             the Company since 1988.


(1) Includes 4,500 shares underlying stock options that are exercisable within 60 days.
(2) Includes 5,000 shares underlying stock options that are exercisable within 60 days. Excludes 500 shares owned by Mr. Kollmeyer's wife in which he disclaims beneficial interest.

Executive Compensation

     The following table summarizes for the Company's fiscal year ended December 30, 1995, and for the two prior fiscal years, compensation earned by the Chief Executive Officer and each executive officer of the Company who served in such capacity on December 30, 1995 and whose total annual compensation exceeded $100,000 in the Company's most recent fiscal year.


                                       Summary Compensation Table

                                                                                    Long-Term
                                                                                   Compensation
                                          Annual Compensation                         Awards
                                  -----------------------------------------------   -----------
                                                                                                   All Other
                                                                   Other Annual     Securities    Compensation
Name and                                               Bonus($)   Compensation($)   Underlying        ($)
Principal Position         Year         Salary ($)       (1)           (2)          Options(#)        (3)
- ------------------         ----         ---------     ---------   ---------------   -----------    ---------
Mark E. Karp,              1995         $381,666          --       $ 80,593(4)           --         $ 9,000
Chief Executive            1994          363,492       $54,865      114,660(4)           --           9,085
Officer                    1993          346,500        74,324       86,237(4)           --          11,572

John E. Dillaway,          1995          157,770          --             --              --           9,000
Senior Vice                1994          136,165        14,104           --              --           9,120
President-Sales
and Marketing(5)

Kenneth S. Kollmeyer,      1995          160,030          --             --              --           9,000
Senior Vice                1994          152,924        16,796           --              --           9,019
President-                 1993          141,083        35,315           --            4,000(6)       9,849
Operations

John A. Murray,            1995          154,710          --             --              --           9,000
Chief Financial            1994          148,774        14,629           --              --           8,830
Officer                    1993          139,064        31,383           --            3,000(6)       9,748


(1) Mr. Karp's bonuses were paid in accordance with his employment agreement and were based on the Company's earnings. Messrs. Dillaway's, Kollmeyer's and Murray's bonuses were paid under a plan which provides managerial and supervisory employees with bonuses based primarily on the Company's earnings.

(2) Other annual compensation was less than 10% of the named executive officer's salary and bonus other than with respect to Mr. Karp for 1993, 1994 and 1995.

(3) "All Other Compensation" consists of the Company's contribution to the named officer's retirement account under the Company's defined contribution plan.

(4) Included in Mr. Karp's other annual compensation for 1993, 1994 and 1995 is $65,497, $94,313 and $58,572 respectively, which represents the fair market value of restricted shares of the Company's Common Stock issued to Mr. Karp to compensate him for the Company's contributions that could not be made on his behalf to the Company's qualified retirement plans due to salary limitations imposed by the Internal Revenue Code. No other component of other annual compensation exceeds 25% of the total.

(5)  Mr. Dillaway became an executive officer during fiscal year 1994.

(6)  Such options were granted under the Company's Incentive Stock Option Plan.

Employment Agreement and Change of Control Arrangement

     Mark E. Karp has an employment agreement, as amended and restated in November 1992 (the "Employment Agreement"), for a term ending December 31, 1996. Under the Employment Agreement, Mr. Karp's annual base salary is $401,117 for 1996, The Employment Agreement provides for annual bonuses if the Company's pre-tax earnings, before extraordinary items (as defined in the Employment Agreement), exceed a specified amount. The Employment Agreement also provides that, if there is a change of control (as defined in the Employment Agreement) and Mr. Karp's remaining term of his employment is not extended to at least three years from the change in control or there are certain changes in his duties, the Company will pay Mr. Karp, if he elects to terminate his employment, three times the average of his prior five years' compensation. To induce Mr. Karp to enter into the Employment Agreement, the Company granted him stock options for 50,000 shares exercisable at $11.75 a share (the closing price on the day of the grant) and issued to him 10,000 shares of restricted Common Stock. Said restricted stock is not transferrable and is subject to forfeiture if Mr. Karp does not remain in the Company's employ until certain dates. The risk of forfeiture and the restriction on transferability terminated with respect to 2,500 shares on each of December 31, 1993, 1994, and 1995 and terminates with respect to the remaining 2,500 shares on December 31, 1996. Under the Agreement, Mr. Karp is entitled to receive restricted shares of the Company's Common Stock having a market value approximating the amount the Company would have contributed to Mr. Karp's retirement account if the Company's retirement plans did not have the salary limitations imposed by the Internal Revenue Code for qualified retirement plans.

Defined Benefit Plans

     The Company has a noncontributory, defined benefit pension plan (the "Plan"). Under the Plan, retirement benefits are based on the number of years of service (up to a maximum of 25 years) multiplied by the sum of (i) 1.25% of the employee's average base compensation during the highest consecutive five years, and (ii) 0.6% of such compensation in excess of earnings for Social Security benefits as promulgated in an Internal Revenue Service "Covered Compensation Table Number 1." The Plan is a "Qualified Plan" within the meaning of the Internal Revenue Code. Under Internal Revenue Code guidelines for a qualified plan, no more than $150,000 (as may change from time to time) of cash compensation may be considered in calculating benefits payable under the Plan. Normal retirement is at age 65 and the Plan has a lump-sum payment option.

     The following table shows the estimated annual benefits payable under the Plan upon retirement at age 65 to persons in specified remuneration and years-of-service classifications.


Average Highest
  Consecutive                                        Years of Service
   5 Years'                  --------------------------------------------------------------
 Compensation                10 Years           15 Years          20 Years         25 Years
- ---------------              --------           --------          --------         --------
   $125,000                   $19,795            $29,693           $39,590          $49,488

   $150,000                   $24,294            $36,441           $48,588          $60,735


     Mr. Karp will have 41 years of service, Mr. Dillaway will have 43 years of service, Mr. Kollmeyer will have 26 years of service, and Mr. Murray will have 20 years of service, assuming retirement from the Company at age 65.

Stock Options

     No stock options were granted to any named executive officer during 1995. The Company has no Stock Appreciation Rights Plan. In its last fiscal year, the Company did not reprice any options that were previously granted.

     The following table sets forth information concerning options exercised during the fiscal year ended December 30, 1995 and the number of unexercised options and the imputed value thereof held by the named executive officers at the end of such fiscal year:


                                      Aggregated Option Exercises in Last Fiscal Year
                                            and Fiscal Year-End Option Values

                                                             Number of Securities
                                                            Underlying Unexercised                  In-the-Money
                                                                  Options at                         Options at
                       Shares                                 Fiscal Year-End (#)                Fiscal Year-End($)
                      Acquired                            ----------------------------      ----------------------------
                         On             Value
Name                 Exercise(#)    Realized($)            Exercisable  Unexercisable        Exercisable   Unexercisable
- ----                 -----------    -----------           ------------  --------------      -------------  --------------
Mark E. Karp,
Chief Executive          --             --                  30,000         20,000                 --             --
Officer

John E. Dillaway,
Senior Vice
President              3,000          $22,875                3,750          2,250               $11,430        $3,930

Kenneth S.
Kollmeyer,             3,000          $16,500                4,250          2,750               $11,490        $3,990
Senior Vice
President

John A. Murray,
Chief Financial        3,000          $15,000                3,750          2,250               $11,430        $3,930
Officer


Compensation Committee Interlocks and Insider Participation

     The members of the Board's Executive Committee, which performs the functions of a compensation committee, are Steven Kotler (Chairman), Mark E. Karp and Wilmer J. Thomas, Jr. Mr. Karp, who is the Company's Chief Executive Officer, did not participate in any of the Executive Committee's discussions of its recommendations to the Board regarding his compensation.

Executive Committee's Compensation Report

     Mr. Karp's 1995 compensation was determined pursuant to the terms of his employment agreement which was amended and restated in November, 1992. (See "Employment Agreement and Change of Control Arrangement.")

     In November 1992, the Executive Committee (the "Committee") recommended to the Board that the Company extend, and the Board approved an extension of, Mr. Karp's employment as Chief Executive Officer for four years, from January 1, 1993 through December 31, 1996, under an amended and restated employment agreement (the "Employment Agreement"). In formulating its recommendation to the Board for the terms of Mr. Karp's Employment Agreement, the Committee considered the recommendation of an executive compensation consultant retained by the Company, the Company's performance under Mr. Karp's tenure as Chief Executive Officer, his prior compensation, the compensation paid to chief executive officers by other companies, and its judgment of compensation terms appropriate to retain his services and motivate his performance for the long-term benefit of the Company. Pursuant to the Committee's recommendation, Mr. Karp's compensation under the Employment Agreement is comprised of a specified base salary, a bonus based on the Company's pre-tax earnings (before certain extraordinary items) exceeding certain specified levels, and an equity participation through a stock award and stock option grants. Mr. Karp earned no bonus for 1995. See "Employment Agreement and Change of Control Arrangement" and "Executive Compensation - Summary Compensation Table."

     The value of the shares awarded and the stock options granted to Mr. Karp in connection with the Employment Agreement will be directly related to the stock market performance of the Company's Common Stock.

     The Company relies upon Mr. Karp, its Chief Executive Officer, to establish management compensation levels, including the compensation of the Company's three other executive officers, John E. Dillaway, Kenneth S. Kollmeyer and John
A. Murray, none of whom has an employment agreement. For 1995, each executive officer's compensation consisted solely of salary. In establishing their salaries, Mr. Karp considered compensation paid to executives by other companies, his judgment of each executive officer's value to the Company compared with that of other employees and each executive officer's performance. Each executive officer participates in the Company's bonus plan which is based upon the Company's earnings. No bonuses were earned for 1995. See "Executive Compensation - Summary Compensation Table."

                                                Executive Committee:
                                                Mark E. Karp
                                                Steven Kotler
                                                Wilmer J. Thomas, Jr.

Performance Graph

     The graph below compares the cumulative total shareholders' return of the Common Stock of the Company for the last five years with the American Stock Exchange Composite Index and the Standard & Poor's Drug and Proprietary - Wholesale Distribution Index ("S&P Drug Distribution"). The graph plots the value of a $100 investment on December 31, 1990, assuming that all dividends were reinvested.



                             [GRAPH APPEARS HERE]


                             Comparative Analysis

                           Total Shareholder Return
                                 Prepared for

                           MOORE MEDICAL CORPORATION


                                                     Five Year Total Return
                                 -----------------------------------------------------------------
                                     1990       1991       1992       1993       1994       1995
                                 -----------------------------------------------------------------
       Moore Medical Corp.             100      96.97     363.636    330.303    318.182    260.606
                Peer Group             100     121.03     129.831    153.196    197.156    236.091
American Stock Exch. Index             100    128.205     129.568    154.852    140.734    177.929


The following chart shows the cumulative total shareholder return on a $100 investment over the time periods indicated.

The Peer Group consists of the companies within Standard & Poor Corporations SIC code #5122 (Drugs and Propietary - Wholesale group).





                                            Prepared by D.F. King & Co., Inc.

         SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 1997 ANNUAL MEETING

     Shareholders may present proposals for inclusion in the Company's 1997 Proxy Statement provided they are received by the Company no later than December 4, 1996 and are in compliance with applicable Securities and Exchange Commission regulations. Shareholder nominations of persons for election as directors are subject to the notice requirements described above under the caption "Election of Directors -- Nominating Procedures."

                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT

     Price Waterhouse LLP is the independent public accountant for the Company. A representative of Price Waterhouse LLP is expected to be present at the 1996 Annual Meeting of Shareholders and will be available to answer appropriate questions.

Dated:  April 5, 1996

A SHAREHOLDER MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 30, 1995 WITHOUT CHARGE BY WRITING TO: CHIEF FINANCIAL OFFICER, MOORE MEDICAL CORP., P.O. BOX 1500, NEW BRITAIN, CONNECTICUT 06050.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              MOORE MEDICAL CORP. - ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, May 15, 1996

     The undersigned hereby appoints JOHN A. MURRAY and JOSEPH GREENBERGER, and each of them, with the power of substitution, and as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the Renaissance New York Hotel, 714 Seventh Avenue, New York, New York on May 15, 1996, at 11:00 A.M., and at any adjournment thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated on the reverse side.

                         (To be signed on reverse side)

[X] Please mark your
    votes as in this
    example.


                                FOR                    WITHHOLD
                           all nominees           authority to vote
                         (see instruction)        for all nominees

1. ELECTION OF               [       ]               [        ]
   DIRECTORS


              Nominees:  Mark E. Karp, Steven Kotler,
                         Robert H. Steele, Peter C. Sutro,
                         Wilmer J. Thomas, Jr.,
                         Dan K. Wassong.


Instruction: To withhold authority to vote for any nominee(s), print the name(s)
             on the line below.

- --------------------------------------------------------------------------------

                    2. IN THEIR DISCRETION THE PROXIES
                       ARE AUTHORIZED TO VOTE UPON
                       SUCH OTHER BUSINESS AS MAY
                       PROPERLY COME BEFORE THE MEETING.



The shares represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the Election of Directors.

SIGNATURE(S)_______________________________________ DATE______________________


               NOTE REGARDING SIGNATURE: Please sign and date as name appears hereon and return promptly. Joint owners should each sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any change in your address alongside the address as it appears hereon.